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STATE OF GEORGIA

GWINNETT COUNTY

             LEASE AGREEMENT FOR MAGNOLIA OFFICE COMPLEX CONDOMINIUM

THIS LEASE AGREEMENT, made this 5th day of April, 2000, by and between BLAZER RIDGE, INC., a Georgia corporation (hereinafter referred to as "Landlord"), and SOUTHERNBANK, N.A., (under organization) a corporation of the State of Georgia, (hereinafter referred to as "Tenant");

                                    ARTICLE 1

                                    PREMISES

         1.01 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the property hereinafter referred to as the "Leased Premises", described as Magnolia Office Complex, Suites E-3 and E-4, 1400 Buford Highway, Sugar Hill, Georgia, 30518, containing approximately 2,005 square feet of office space ("Leased Premises"), which Leased Premises are to be constructed by Landlord for Tenant, at Landlord's sole cost and expense, except as otherwise specifically provided in this Lease Agreement, in accordance with Approved Plans and Specifications (as defined in Paragraph 3.03 hereof), and located upon the land (the "Land") as more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein.

                                    ARTICLE 2

                                      TERM

         2.01 TO HAVE AND TO HOLD the Leased Premises for a term commencing on May 1, 2000, (hereinafter referred to as the "Commencement Date") and continuing until midnight on July 31, 2001, (or, if later, midnight on the last day of the second year at the initial lease term).

         2.02 Provided Tenant is not then and has not been in default hereunder and Tenant has paid all rent on or before the due date throughout the term of the Lease, Tenant shall have the option to renew and extend this Lease for three successive three month terms under the same terms and conditions but subject to the 4% rent escalation provided in Paragraph 3.01(b). Tenant shall give
Landlord written notice thirty days prior to the expiration of the initial term of this Lease of Tenant's election to renew and extend the Lease. Tenant shall have the option to terminate this Lease by giving Landlord written notice after the first twelve months of this Lease.

                                    ARTICLE 3

                                     RENTAL

         3.01 (a) As rental for the Leased Premises, Tenant agrees to pay to Landlord, without notice, demand, offset or abatement, the annual base rental described below, due and payable in equal monthly installments on or before the first day of each calendar month beginning on the Commencement Date and thereafter for the remainder of the term, together with any other additional rental as hereinafter set forth. Rental payments not received by Landlord within five (5) calendar days of the due date thereof shall be subject to a late charge due and payable by Tenant to Landlord on the sixth (6th) calendar day after the due date thereof in an amount equal to ten percent (10%) of such past due rental, together with interest upon the past due rental payments at the rate of twelve percent (12.0%) per annum from the due date thereof until paid. If the Commencement Date of this Lease shall be a date



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other than the first day of a calendar month, applicable rent for such month shall be prorated on a daily basis, based on the number of days in such month.

                  (b) The "base rental" for each lease year shall be THIRTY ONE THOUSAND SEVENTY SEVEN and 50/100 U.S. DOLLARS ($31,077.50), but shall be adjusted as provided in Paragraph 3.01 (b) and in Paragraphs 3.02 and 7.01. The first "lease year" shall commence the Commencement Date and end on the day before the first anniversary of the Commencement Date (provided that if the Commencement Date is not the first day of a calendar month, the first "lease year" shall end on the last day of the calendar month in which the first anniversary of the Commencement Date occurs). Each subsequent "lease year" shall be the twelve (12) month period commencing on the day after the last day of the first lease year and the subsequent anniversaries thereof. Beginning on the first anniversary of the Commencement Date and on each succeeding anniversary date thereafter, the "Base Rental" for each lease year shall automatically increase by an amount equal to four percent (4%) over the preceding year's base rental.

         3.02 The base rental provided in paragraph 3.01 above, incorporates as a part thereof all costs and expenses of construction of the Leased Premises on the basis set forth in the plans and specifications attached hereto in Exhibit "B" (hereinafter referred to as the "Approved Plans and Specifications"), but does not take into account: (1) any increases in such costs and expenses due to cost incurred in excess of the amounts set forth in allowances; or (2) due to Change Orders as defined in Paragraph 7.01; or (3) increases in the square footage of the Building above 2,005 square feet. Changes in such costs and expenses due to Change Orders shall be taken into account the manner described in Paragraph 7.01 In no event shall annual base rental for any years in the term be less than the amount stated in Paragraph 3.01 (b).

                                    ARTICLE 4

                         DELAY IN DELIVERY OF POSSESSION

         4.01 If Landlord shall fail to deliver to Tenant actual possession of the Leased Premises by June 1, 2000, rent shall abate until possession is given, but Landlord shall not be liable to Tenant for such failure, and the Commencement Date shall become the date on which possession is given. Notwithstanding the foregoing, however, if the Leased Premises are not available for occupancy by Tenant on June 1, 2000, this Lease shall be violable by either party, and if voided, all deposits and payments made to by Tenant hereunder, if any, shall be immediately refunded to Tenant by Landlord; provided, however, that such date shall be extended to the extent that construction is delayed by any of the reasons set forth in Article 31 or other conditions beyond Landlord's control or by amendments to the working drawings for the improvements to the Leased Premises requested by Tenant. The Leased Premises shall be "available for occupancy" when they are so completed that Tenant may conduct normal operations, or when a Certificate of Occupancy has been issued for the Leased Premises, whichever is earlier.

                                    ARTICLE 5

                             USE OF LEASED PREMISES

         5.01 The Leased Premises may be used and occupied for office purposes only. Tenant will not perform any act or carry on any practices that may injure the Leased Premises or be a nuisance or menace to owners or


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occupants of adjoining premises. On or before the Commencement Date, Tenant shall take possession of, and, thereafter, continuously occupy the Leased Premises during the term of this Lease, and operate thereon the normal business operations of Tenant.

         5.02 Tenant shall, at its sole cost and expense, keep, maintain, use and operate the Leased Premises at all times in compliance with all applicable federal, state and local laws and ordinances ("Applicable Laws", as defined hereafter), including those addressing environmental compliance, worker health and safety, discrimination in the workplace, and statutory insurance, and including but not limited to obtaining any required permits, licenses or other necessary prior approvals. The Tenant warrants that it shall maintain the Leased Premises in good and sanitary order, condition and repair. As part of the maintenance obligation, Tenant shall promptly respond to and clean up any release or threatened release of any hazardous substance ("Hazardous Substance", as defined hereafter) into the drainage systems, soil, surface water, groundwater, or atmosphere, in a safe manner, in strict compliance with Applicable Law, and as authorized or approved by all federal, state and/or local agencies having authority to regulate the permitting, handling, and clean up of Hazardous Substances. Tenant will further comply with all covenants, conditions and restrictions which are applicable to the Property, including but not limited to, the Declaration of Condominium for Magnolia Condominium, a preliminary draft of which Tenant acknowledges receiving from Landlord, as the same may be amended from time to time.

                                    ARTICLE 6

                          UTILITIES, JANITORIAL SERVICE

         6.01 Unless caused by the willful act or negligence of Landlord, its agents, or employees, Landlord shall not be liable in the event of any interruption in the supply of any utilities. Tenant agrees that it will not install any equipment which will exceed or overload the capacity of any utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in writing by Landlord. Landlord shall be solely responsible for and shall pay all charges for use or consumption of sanitary sewer and water services for the Leased Premises on or before the due date thereof. Tenant shall be solely responsible for and shall pay all charges for use or consumption of electricity, telephone and any other utility services other than sanitary sewer and water for the Leased Premises on or before the due date thereof.

         6.02 Tenant shall keep the Premises free from all litter, dirt, debris, and obstructions and in a clean and sanitary condition. Without limiting the generality of the foregoing, Tenant shall provide janitorial services at its own expense, with the frequency and identity of the janitorial service provider subject to the reasonable approval of the Landlord.

                                    ARTICLE 7

                             LANDLORD'S OBLIGATIONS

         7.01 The Leased Premises shall be constructed by Landlord in compliance with all federal, state, county, municipal or local government laws, ordinances, regulations, rules and orders (including, without limitation, the Occupational Safety and Health Act of 1970, as amended). All costs of construction of the Leased Premises pursuant to the Plans and Specifications and in accordance with the allowances set forth therein shall be borne by Landlord; but Tenant shall pay all costs of construction of the Tenant improvements in the Leased Premises in

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excess of the allowances set forth in the Plans and Specifications or for any changes in the Plans and Specifications which increase the cost. Changes in the Plans and Specifications shall be made only pursuant to written change order (hereafter a "Change Order") signed by both Tenant and Landlord. Such Change Order shall specify the cost of such change (which shall be the sum of all actual out of pocket costs and expenses attributable thereto and the cost of financing with respect thereto), and any additional time required for completion required by reason of such change. In the event of an increase in the cost of construction resulting from Change Orders and from costs incurred in excess of the allowances set forth in the Approved Plans and Specifications, Tenant shall deposit with Landlord immediately collectible funds in an amount sufficient to cover the excess in costs of construction prior to Landlord being obligated to perform the work contemplated in the Change Order. In the event the Change Order specifies additional time required for completion, such Change Order shall constitute an amendment to this Lease extending any date specified herein by that number of days of additional time so specified in such Change Order provided, however, that in such event the Commencement Date, for purposes of Tenant's obligation to commence the payment of rent and for purposes of fixing the lease term, shall be the date on which completion would have occurred but for the extension of time caused by such Change Order, unless such Change Order was requested by Landlord, in which event the Commencement Date shall be extended by that number of days of additional time so specified in such Change Order.

         7.02 During the course of construction of the Leased Premises, Tenant may enter upon the Leased Premises for purposes of inspecting and reviewing the work, taking measurements and making plans, without being deemed thereby to have taken possession or obligated itself to pay rent but Tenant agrees that: (a) Landlord shall have no liability for injury to any person, death to any person, or damage to any property of Tenant stored on the Leased Premises except for damages caused by the willful act or gross negligence (but only to the extent of such gross negligence) of Landlord or its employees or agents, (b) Tenant shall not interfere with Landlord's construction work on the Leased Premises, (c) Tenant shall indemnify, protect and hold harmless Landlord from and against any and all claims, demands, damages, losses, costs, expenses, liabilities and actions at law or in equity based upon any occurrence or condition arising out of or attributable to Tenants exercise of such right, and (d) Tenant shall be solely responsible for the permitting of any such work it performs. Without limiting the generality of the foregoing, and provided that Tenant complies with the provisions of this Paragraph 7.02, Lessee shall have access to the Leased Premises from ten (10) days prior to the Commencement Date to the Commencement Date for the installation of telecommunication systems, but not furniture or equipment.

         7.03 No later than the Commencement Date, Tenant and Landlord shall prepare an agreed final punch list setting forth the work, if any, remaining to be done, or requiring correction, on the Leased Premises, and Landlord shall promptly commence, and thereafter with due diligence prosecute to completion, the work required by said punch list (which shall in no event include, except on condition Tenant shall pay to Landlord the actual cost thereof plus fifteen percent (15%) of such amount, work required as a consequence of injury or damage to the Leased Premises attributable to Tenant, its agents, employees, contractors or movers). If the parties cannot agree upon the final punch list, then the punch list shall be determined by an independent professional engineer employed by the mutual agreement and mutual cost of Landlord and Tenant.

         7.04 Landlord agrees at its expense during the term of this Lease to keep in good repair the roof and structural components of the Leased Premises, including electrical, plumbing and mechanical systems. Notwithstanding anything elsewhere in this Lease to the contrary, Landlord shall, at its sole cost and expense, upon notice by Tenant (with a copy of such notice being sent to the holders of any mortgages, or deeds to secure debt, which notice shall also provide such holders with an opportunity to cure such defect within sixty (60) days thereafter, repair, replace or otherwise correct construction defects, including defects in any of the additional items to be constructed or installed by Landlord in accordance with this Lease, provided that any correction or repair of


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any defect or condition caused by the acts or failure to act of Tenant, its agents, contractors, employees or invitees shall be paid by Tenant as herein provided.

         7.05 From the Commencement Date until the expiration or earlier termination of the term hereof, Tenant shall have exclusive control of the Leased Premises and Landlord shall be under no obligation to inspect the same. Tenant shall report in writing to Landlord (with a copy of such notice being sent to the holders of any mortgages, or deeds to secure debt, which notice shall also provide such holders with an opportunity to cure such defect within sixty (60) days thereafter) any defective condition known to it which Landlord is required to repair, and Landlord shall move with reasonable diligence to repair such condition. Failure to report such defects within a reasonable time shall make Tenant responsible to Landlord for any liability of Landlord which was proximately caused by the failure of Tenant to report such defects within a reasonable time.

         7.06 For the purpose of this Article 7 Landlord shall not be deemed in default hereunder unless and until the holder of mortgages or deeds to secure debt (the names and addresses of which have previously been provided to Tenant) shall have been given the same opportunity to cure Landlord's default as herein provided.

                                   ARTICLE 8

                                TENANT REPAIRS

         8.01 Except as otherwise expressly provided in Article 7 (including but not limited to the obligation of Landlord in Paragraph 7.04 to correct construction, defects), Tenant shall, at its sole cost, keep and maintain the Leased Premises and appurtenances and every part thereof, including by way of illustration and not by way of limitation the floors, all windows, doors, and the interior of the Leased Premises, including all plumbing, heating, air conditioning, sewer, electrical systems and all fixtures and all other similar equipment serving the Leased Premises in good and sanitary order, condition, and repair. Tenant shall be responsible for all pest control within the Leased Premises, including, but not limited to the eradication of any ants or termites should infestation be observed during the term of the Lease. Tenant shall, at its sole cost, keep and maintain all utilities, fixtures and mechanical equipment within the Leased Premises in good order, condition, and repair. All windows shall be washed and cleaned as often as necessary to keep them clean and free from smudges and stains. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within fifteen (15) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments.

                                   ARTICLE 9

                         ALTERATIONS, MECHANICS' LIENS

         9.01 Alterations may not be made to the Leased Premises without prior written consent of Landlord, and any alterations of the Leased Premises excepting movable furniture and trade fixtures shall at Landlord's option become part of the realty and belong to Landlord.


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         9.02     Should Tenant desire to alter the Leased Premises and
Landlord gives written consent to such alterations, at Landlord's option, Tenant shall contract with a contractor reasonably approved by Landlord for the construction of such alterations.

         9.03 Notwithstanding anything in paragraph 9.02 above, Tenant may, upon written consent of Landlord, install trade fixtures (meaning articles placed in or attached to the Leased Premises by the Tenant, to facilitate the trade or business for which it occupies the Leased Premises, or to be used in connection with such business), machinery or other trade equipment in conformance with all applicable laws, statutes, ordinances, rules, regulations, and the same may be removed upon the termination of this Lease provided Tenant shall not be in default under any of the terms and conditions of this Lease, and the Leased Premises are not damaged by such removal. For the purpose of the immediately preceding sentence, Landlord agrees not to unreasonably withhold nor delay its consent to installation of trade fixtures; provided that if the installation of such trade fixtures does not affect the integrity of the Leased Premises and its structural components and such trade fixtures are not attached to structural components, then no consent by the Landlord shall be required. Tenant shall return the Leased Premises on the termination of this Lease in the same condition as when rented to Tenant, reasonable wear and tear and casualty damage only excepted. Tenant shall keep the Leased Premises, including Land, the Leased Premises and all parts thereof, free from any liens arising out of any work performed for, materials furnished to, or obligations incurred by Tenant, and Tenant shall discharge of record by bond or otherwise, within ten
(10) days following Tenant's notice of the filing thereof, any mechanic's or similar lien or encumbrance filed against the Leased Premises for work or materials claimed to have been furnished to or for the benefit of Tenant and/or the Leased Premises. All such work provided for above, shall be done at such times and in such manner as Landlord may from time to time designate without the same being an assumption of liability as a consequence thereof. Tenant shall give Landlord written notice five (5) days prior to employing any laborer or contractor to perform substantial work resulting in an alteration of the Leased Premises so that Landlord may post a notice of non-responsibility.

         9.04. Despite anything contained in this Paragraph 9 to the contrary, Landlord, at its option, may require Tenant to remove any improvements, fixtures and equipment installed by Tenant prior to Tenant's vacation of the Leased Premises. Tenant shall indemnify and hold Landlord harmless against all damages to the Leased Premises caused by the removal of any furniture, trade fixtures or other personal property from the Leased Premises, and other fixtures if such other fixtures are required by Landlord to be removed by Tenant.

                                   ARTICLE 10

                            WASTE AND QUIET CONDUCT

         10.01 Tenant shall not commit, or suffer any waste upon the Leased Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any owner or occupant of any other property in the project in which the Leased Premises are located.

                                   ARTICLE 11

                            FIRE INSURANCE, HAZARDS

         11.01 No use shall be made or permitted to be made of the Leased Premises, nor acts done which might increase the existing rate of insurance thereon or cause the cancellation of any insurance policy thereby, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Leased Premises, any article which may be prohibited by the Standard form of fire insurance policies, Tenant shall, at its sole cost and expense,


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comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the Leased Premises and appurtenances.

                                   ARTICLE 12

                           INDEMNIFICATION BY TENANT

         12.01 Tenant shall indemnify Landlord and hold Landlord, its mortgagee or the holder of any indebtedness or deed to secure debt harmless against and from any and all claims arising from Tenant's use of the Leased Premises (other than those arising from any negligence of Landlord or its agents or employees), or the conduct of its business or from any activity, work, or thing done, permitted or suffered by the Tenant in or about the Leased Premises, and shall further indemnify and hold harmless such parties against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought relative thereto and in case any action or proceeding be brought against any such parties by reason of any such claim, Tenant upon notice from Landlord or its mortgagee, or holder of any indebtedness or deed to secure debt, as the case may be, shall defend the same at Tenant's expense by counsel chosen by Tenant and who is reasonably acceptable to Landlord or the applicable co-defendant. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in or about the Leased Premises from any cause whatsoever except that which is caused by the willful act, negligence of or the failure of Landlord to observe any of the terms and conditions of this Lease after written notice of such failure and the passage of any applicable cure periods as provided in this Lease without the failure being cured by Landlord. The obligations of Tenant under this Paragraph arising by reason of any occurrence taking place during the term of this Lease shall survive any termination of this Lease.

                                   ARTICLE 13

                                WAIVER OF CLAIMS

         13.01 Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares and merchandise in, upon or about the Leased Premises and for injury to Tenant, its agents, employees, invitees, or third persons in or about the Leased Premises from any cause arising at any time other than the negligence (and only to the extent thereof) of Landlord, its agents and employees.

                                   ARTICLE 14

                               ENTRY BY LANDLORD

         14.01 Tenant shall permit Landlord and Landlord's agents, servants, mortgagees or independent contractors to enter the Leased Premises at all reasonable times upon twenty-four (24) hours prior notice (except in an emergency for which no notice shall be required) for the purpose of inspecting the same or for the purpose of maintaining the Leased Premises, or for the purpose of making repairs, alterations, or additions to any portion of the Leased Premises, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, or placing upon the Leased Premises any usual or ordinary "for sale" signs, without any rebate, reduction, abatement or offset of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the Leased Premises thereby occasioned; and shall permit Landlord at any time within six
(6) months prior to the expiration of this

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Lease, to place upon the Leased Premises any usual or ordinary "to let", "to lease" or "for sale" signs or for the purpose of showing the Leased Premises to prospective tenants or purchasers.

                                   ARTICLE 15

                                     TAXES

         15.01 (a) Landlord shall pay all ad valorem real property taxes assessed against the Land and the building containing the Leased Premises (but not any personal property ad valorem taxes relative to Tenant's property), as and when due.

                  (b) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Leased Premises.

                                   ARTICLE 16

                                   INSURANCE

         16.01 Liability Insurance. Tenant, at its own expense, shall obtain and keep in full force and effect at all times during the term of this Lease public liability insurance written by a company reasonably acceptable to Landlord for the benefit of Landlord and Tenant (and, at Landlord's request, any Mortgagee of Landlord), jointly against liability for personal injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, in the amount of not less than Five Hundred Thousand Dollars ($500,000.00) in respect to injuries to or death of any one person, and in the amount of not less than One Hundred Thousand Dollars ($ 100,000.00) per occurrence in respect to damage to property, such limits to be for any greater amounts as may be reasonably indicated by circumstances from time to time existing. Not more frequently than each two (2) years, if, in the reasonable opinion of Landlord, the amount of insurance required under this paragraph
16.01 is not adequate, Tenant shall increase said insurance coverage as reasonably required by Landlord. However, such increase may be more frequent than each two (2) years if reasonably required by Landlord's Mortgagee. As used herein, "Mortgage" means any deed to secure debt, mortgage, deed of trust, or similar security instrument now or at any time hereafter encumbering the Leased Premises, any part thereof or interest therein. "Mortgagee" means the holder of a Mortgage.

         16.02 Property Insurance. Tenant shall obtain and keep in full force and effect at all times during the term of this Lease on all of its personal property in the Leased Premises (including without limitation fixtures, equipment, movable and non-movable trade fixtures, inventory, merchandise and goods) a policy or policies of fire and extended coverage insurance written by a company reasonably acceptable to Landlord with standard coverage endorsement to the full extent of their insurable value. During the term of this Lease the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the fixtures, and Landlord will sign all reasonable documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will have no obligation to carry insurance on Tenant's possessions and Landlord will not be responsible for any damage thereto except as expressly set forth in this Lease to the contrary.

         16.03 Workers' Compensation Insurance. Tenant shall obtain, and keep in full force and effect at all times during the term of this Lease, a policy or policies of workers' compensation insurance written by a company reasonably acceptable to Landlord in the amount required by law to protect Tenant's employees.


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                                   ARTICLE 17

                                  ABANDONMENT

         17.01 If Tenant shall abandon, vacate or surrender the Leased Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Leased Premises shall, at the option of the Landlord, be deemed abandoned and be and become the property of Landlord.

                                   ARTICLE 18

                                  DESTRUCTION

         18.01 In the event of damage to or destruction of the Leased Premises during the lease term which requires repairs to the Leased Premises, Landlord shall forthwith make repairs, provided, in Landlords judgment, repairs can be completed within one hundred eighty (180) days from the date of such damage or destruction, but such damage or destruction (including any destruction necessary in order to make repairs) shall in no way annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of base rent while such repairs are being made. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Leased Premises. If repairs cannot in Landlord's judgment be completed within one hundred eighty (180) days, Landlord may, at its option, make same within a reasonable time, this Lease continuing in full force and effect and the base rent to be proportionately abated, as in this paragraph provided. In the event that Landlord does not so elect to make repairs which cannot in Landlord's judgment be completed within one hundred eighty (180) days, or repairs cannot be made under current laws and regulations, this Lease may be terminated at the option of either party. Landlord agrees to notify Tenant in writing, of the estimated time period for the completion of required repairs and of Landlord's election, if applicable, with regard to making said repairs, within thirty (30) days after Landlord receives notice of the occurrence of the damaging event, and to promptly commence and diligently prosecute unto completion any repairs required to be made by Landlord hereunder.

                                   ARTICLE 19

                           ASSIGNMENT AND SUBLETTING

         19.01 Landlord shall have the right to transfer and assign, in whole or in part its rights and obligations in the Leased Premises. Tenant shall not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of the Landlord. In the event of any assignment or subletting, Tenant shall nevertheless at all times, remain fully and primarily responsible and liable for the payment of the rent and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "Event of Default" as defined below, if all or any part of the Leased Premises are then assigned or sublet, Landlord, in addition to any other remedies provided by this Lease or provided by law, may at its option, collect directly from the assignee or subtenant all rents becoming due to Tenant by reason of the assignment or sublease. Any collection directly by Landlord from the assignee or subtenant shall not be construed to constitute a novation or a release of Tenant from the further performance of its obligations under this Lease, or an acceptance of such assignee or subtenant.


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
                                   ARTICLE 20

                              INSOLVENCY OF TENANT

         20.01 Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or (b) a general assignment by Tenant for the benefit of creditors, or (c) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall, if any such appointment, assignment or action continues for a period of sixty (60) days, constitute a breach of this Lease by Tenant, and Landlord may at its election without notice, terminate this Lease and in that event be entitled to immediate possession of the Leased Premises and damages as provided below.

                                   ARTICLE 21

                                BREACH BY TENANT

         21.01 The occurrence of any of the following shall constitute an Event of Default ("Event of Default") under this Lease on the part of Tenant:

                  (a) Failure to pay when due any payment of base rental, additional rent, or any other sum of money payable by Tenant under this Lease, and such failure to pay continues for a period of five (5) days after written notice from Landlord of such failure to pay; provided however, Landlord shall not be required to provide such notice more than two (2) times in any one (1) lease year, the third (3rd) and any subsequent such failure in such lease year to pay within five (5) days after the due date therefor constituting an Event of Default without Landlord being required to provide such notice or allow Tenant a grace period after such notice;

                  (b) Tenants interest in this Lease or the Leased Premises shall be subjected to any attachment, execution, levy or other judicial seizure pursuant to any order or decree entered against Tenant in any legal proceeding that is not stayed (so as to prevent seizure) pending appeal and such order or decree is not vacated or bonded against so as to prevent seizure upon the earlier to occur of (aa) fifteen (15) days prior to the sale of such interest pursuant to such order or decree, or
         (bb) sixty (60) days after entry of the order; or

                  (c) Tenant breaches or fails to comply with any term, provision, condition, or covenant of this Lease, other than as described in clause 21.01 (a) above, and such breach or failure continues for fifteen (15) days after written notice from Landlord of such breach or failure to comply.

         21.02 Upon the occurrence of an Event of Default, Landlord shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

                  (a) Landlord, with or without terminating this Lease, may immediately or at any time thereafter reenter the Leased Premises and correct or repair any condition which shall constitute a failure on Tenant's part to keep, observe, perform, satisfy, or abide by any term, condition, covenant, agreement, or obligation of this Lease or of any notice given Tenant by Landlord pursuant to the terms of this Lease, and Tenant shall fully reimburse and compensate Landlord on demand for Landlord's actual costs so incurred.

                  (b) Landlord, with or without terminating this Lease, may immediately or at any time thereafter demand in writing that Tenant vacate the Leased Premises and thereupon Tenant shall immediately vacate the Leased Premises and remove therefrom all property thereon belonging to or placed in the Leased Premises by, at the direction of, or with consent of Tenant, whereupon Landlord shall have the right to reenter and take possession of the Leased Premises. Any such demand, reentry and taking possession of the Leased Premises by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

                  (c) Landlord, with or without terminating this Lease, may immediately or at any time thereafter, reenter the Leased Premises pursuant to a court order and remove therefrom Tenant and all property belonging to or placed on the Leased Premises by, at the direction of, or with consent of Tenant. Any such re-entry and removal by Landlord shall not of itself constitute an acceptance by Landlord of a surrender of this Lease or of the Leased Premises by Tenant and shall not of itself constitute a termination of this Lease by Landlord.

                  (d) Landlord, with or without terminating this Lease, may immediately or at any time thereafter relet the Leased Premises or any part thereof, without cost to Landlord, for such time or times, at such rental or rentals and upon such other terms and conditions as Landlord in its sole but reasonable judgment deems advisable, and Landlord may make any alterations or repairs to the Leased Premises which it may deem necessary or proper to facilitate such reletting; and Tenant shall pay all actual costs of such reletting including but not limited to the cost of any such alterations and repairs to the Leased Premises, attorneys' fees actually incurred, leasing inducements, and brokerage commissions; and if this Lease shall not have been terminated, Tenant shall continue to pay all rent due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Leased Premises, and thereafter Tenant shall pay monthly during the remainder of the term of this Lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this Lease, but Tenant shall not be entitled to receive any excess of any such rents collected over the rent reserved herein.

                  (e) Landlord may immediately or at any time thereafter terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Tenant of notice of such termination; upon such termination Landlord shall recover from Tenant all damages that Landlord may suffer by reason of such termination including, without limitation, all arrearages in rentals, costs, charges, additional rentals, and reimbursements, the cost (including court costs and attorneys' fees actually incurred) of recovering possession of the Leased Premises, the actual or estimated (as reasonably estimated by Landlord) cost of any alteration of or repair to the Leased Premises which is necessary or proper to prepare the same for reletting; in addition, Landlord may declare immediately due and payable the present value (using a discount rate of eight percent (8%) per annum) of all rent and other sums due or to become due under this Lease; provided, however that such payment shall not constitute a penalty or forfeiture, but shall constitute full liquidated damages due to Landlord as a result of Tenant's default. Landlord and Tenant acknowledge that Landlord's actual damages in the event of a default by Tenant under this Lease will be difficult to ascertain, and that the liquidated damages provided above represent the parties' best estimate of such damages. The parties expressly acknowledge that the foregoing liquidated damages are intended not as a penalty, but as full liquidated damages, as permitted by Paragraph 13-6-7 of the Official Code of Ga. Annotated. Upon making such payment, Tenant shall be entitled to receive from Landlord all rents actually received by Landlord from other assignees, tenants and subtenants on account of the Leased Premises during the term of this Lease, provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this subparagraph (e), less all costs, expenses and attorneys' fees incurred by Landlord in connection with the re-letting of the Premises.

         21.03 If Landlord re-enters the Leased Premises or terminates this Lease pursuant to any of the provisions of this Lease, Tenant hereby waives all claims for damages which may be caused by such re-entry or termination by Landlord's reasonable acts complying with the provisions of this Lease. No such reentry or termination shall be considered or construed to be a forcible entry.

                                   ARTICLE 22

                                 ATTORNEY'S FEES

         22.01 If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation. For the purpose of this Article 22 the term Landlord shall include Landlord's Mortgagee as defined in Article 15 if and only if Landlord's Mortgagee is the successful litigant.

                                   ARTICLE 23

                                  CONDEMNATION

         23.01 If, at any time during the term of this Lease, title to the entire Leased Premises should become vested in a public or quasi-public authority by virtue of the exercise of expropriation, appropriation, condemnation or other power in the nature of eminent domain, or by voluntary transfer from the owner of the Leased Premises under threat of such a taking, then this Lease shall terminate as of the time of such vesting of title, after which neither party shall be further obligated to the other except for occurrences before such taking. The same results shall follow if less than the entire Leased Premises be thus taken, or transferred in lieu of such a taking, but to such extent that it would be legally and commercially impracticable for Tenant to occupy the portion of the Leased Premises remaining, and impracticable for Tenant to reasonably conduct its trade or business therein. In the event of any such taking or transfer, whether of the entire Leased Premises or a portion thereof, it is expressly agreed and understood that all sums awarded, allowed or received in connection therewith shall belong to Landlord, and any such rights otherwise vested in Tenant are hereby assigned to Landlord, and Tenant shall have no interest in nor claim to any such sums or any portion thereof, whether the same be for the taking of the property or for damages, or otherwise; provided, however, that Tenant may separately claim and receive from the condemning authority (but not from Landlord), if legally payable, compensation for Tenant's removal and relocation costs and/or business interruption, provided that such claim and recovery shall in no way diminish Landlord's recovery.

                                   ARTICLE 24

                                     NOTICES

         24.01 Any notice, approval, requests, demands, tenders, or other communication which may be required or permitted to be given or delivered hereunder shall be in writing and shall be deemed to have been given, delivered and received (i) as of the date when the notice is actually personally delivered, or (ii) if mailed, on the third business day after being deposited in the United States Mail, certified, return receipt requested, to the address for each party set forth below, as of the date which is the date of the post mark on such notice, or (iii) if delivered by courier or express mail service, telegram or mailgram, to the address for each party set forth below, where the carrier provides or retains evidence of the date of delivery, as of the date of such delivery, or (iv) one (1) day after being delivered to a nationally recognized commercial courier for next day delivery, to the address for each party set forth below. Any party, by written notice to the others in the manner herein provided, may designate an address different from that set forth herein.

         (a)      To Tenant at:     __________________
                                    __________________
                                    __________________

         (b)      To Landlord at:   BLAZER RIDGE, INC.
                                    1400 Buford Hwy.
                                    Building A-1
                                    Sugar Hill, Georgia 30518
                                    Attn: Mr. Jeffrey M. Herman, President

                  With a copy to:   Thomas J. Andersen
                                    Andersen, Davidson & Tate, P.C.
                                    1505 Lakes Parkway, Suite 100
                                    Lawrenceville, Georgia 30243

         with a copy to such other place as Landlord may from time to time designate by notice to Tenant.

         (c)      To Mortgagee at:  [TO BE PROVIDED BY WRITTEN NOTICE LATER BY
                                    LANDLORD TO TENANT]

                                        ARTICLE 25

                                          WAIVER

         25.01 The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                   ARTICLE 26

                             EFFECT OF HOLDING OVER

         26.01 If Tenant should remain in possession of the Leased Premises after the expiration of the lease term without the written consent of Landlord and without executing a new lease, then such holding over shall be construed as a tenancy at sufferance from month to month, subject to all the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month to month tenancy, except that the rent payable pursuant to subparagraph
3.01 hereof shall be multiplied by 1.25. In such event, Landlord shall have the right to terminate such tenancy-at-sufferance by giving Tenant five (5) business days prior written notice of such termination.

                                   ARTICLE 27

                                  SUBORDINATION

         27.01 This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to each Mortgage which may now or hereafter affect Landlord's fee simple title to the Leased Premises, or any interest therein, and to any modifications, renewals, consolidations, extensions or replacements thereof. The subordination provisions hereof shall be wholly self-operative. Tenant agrees without further act or agreement being required hereunder, to recognize and attorn to any party succeeding to the interest of Landlord as a result of the enforcement of any Mortgage, and to be bound to such party under all of the terms, covenants, and conditions of this Lease, for the balance of the term of this Lease, including renewal terms, with the same force and effect as if such party were the original Landlord under this Lease.

                                   ARTICLE 28

                              ESTOPPEL CERTIFICATE

         28.01 Upon ten (10) days notice from Landlord or Landlord's Mortgagee, as the case maybe, to Tenant, Tenant shall deliver a certificate dated as of the first day of the calendar month in which such notice is received, executed by an appropriate officer, partner or individual, in the form as Landlord or such mortgagee may reasonably require and stating the following:
(i) the commencement date of this Lease; (ii) the space occupied by Tenant hereunder; (iii) the expiration date hereof; (iv) a description of any renewal or expansion options; (v) the amount of rental currently and actually paid by Tenant under this Lease; (vi) the nature of any default or claimed default hereunder by Landlord; (vii) that Tenant is not in default hereunder nor has any event occurred which with the passage of time or the giving of notice would become a default by Tenant hereunder and (viii) such other statements as Landlord or such mortgagee may reasonably require.

                                   ARTICLE 29

                              MORTGAGEE PROTECTION

         29.01 In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any holder of a Mortgage covering the Leased Premises whose address shall have been furnished to Tenant, and shall offer such Mortgagee the opportunity to cure the default as provided in the SNDA, including a reasonable time period to obtain possession of the Leased Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

                                   ARTICLE 30

                              BROKERAGE COMMISSIONS

         30.01 Landlord and Tenant acknowledge that Suwanee Realty Residential, Inc. ("Landlord's Broker") has represented Landlord (but not Tenant) in connection with this Lease. Landlord agrees to pay to Suwanee Realty Residential, Inc. a commission (which commission has already been negotiated in a separate agreement) that is equal to the first month's rent and four percent (4%) of the scheduled rental payments under the original term of this Lease by the Commencement Date.

         30.02 In the event the Lease is made in cooperation with another Broker representing Tenant (but not Landlord), the Tenant's Broker shall receive the amount equal to the first month's rent and the Landlord's Broker shall receive the amount that equals four percent (4%) of the scheduled rental payments under the original term of this Lease, payable by Landlord by the Commencement Date.

         30.03 Landlord and Tenant each represent and warrant to the other that it has not dealt with any broker, agent, commission salesman or other persons (other than Landlord's Broker and Tenant's Broker) in the negotiations for and procurement of this Lease and of the Leased Premises and that no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman or other persons (other than Landlord's Broker and Tenant's Broker) as a result of any such dealings. Landlord and Tenant each hereby agree to indemnify the other and hold the other harmless from and against any and all claims, suits or judgments (including without limitation, reasonable attorneys' fees and court costs incurred in connection with any such claims or suits of any kind which arise out of or are in any way connected with any claimed dealings or relationship with the indemnifying party.

         30.04 Tenant's Broker represents and warrants to Landlord, Landlord's Broker and Tenant that Tenant's Broker has not dealt with any broker, agent, commission salesman or other person in the negotiations for and procurement of this Lease and of the Leased Premises, and that no commissions, fees or other compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesman or other person as a result of any such dealings. Tenant's Broker agrees to indemnify and hold Landlord, Landlord's Broker and Tenant harmless from and against any and all reasonable attorneys' fees and court costs incurred in connection with any such claims, suits, or judgments or in the enforcement of this indemnity for any fees, commissions or compensation of any kind which arise out of or are in any way connected with any claimed dealings or relationship with Tenant's Broker.

         30.05 Tenant's Broker has executed this Lease solely for the purpose of agreeing to the provisions of this Article 30 and for no other purpose.

         30.06 The provisions of this Article 30 shall survive the expiration or termination of this Lease for any reason.

                                   ARTICLE 31

                                EXCUSABLE DELAYS

         31.01 Definition. The term "Excusable Delay" shall mean any delay due to war, natural catastrophe, strikes, lockouts or other labor or industrial disturbance, future order of any government, court or regulatory body claiming jurisdiction, blockage, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority or similar regulation or order of any government or other regulatory body, storm, flood, washout, adverse weather conditions, delays in construction of road and utilities, inability to obtain or delay in obtaining permits for reasons beyond the control of the party seeking such permits, or any other cause whatsoever beyond the reasonable control of the party from whom performance is required, whether or not similar to any of the causes stated above; provided, however, that a party's lack of funds or a party's failure, refusal or neglect to pay any amount due hereunder shall not be deemed to be a cause beyond the control of such party, nor shall any Excusable Delay abate Tenant's obligations to pay base rent or additional rent hereunder, and an Excusable Delay shall be deemed to exist only so long as the party relying on such delay to excuse its performance exercises due diligence to remove or overcome it (except that it is expressly agreed that nothing contained in this definition of Excusable Delay or elsewhere in this Lease shall obligate either party to settle a strike or labor dispute when it does not wish to do so).

         31.02 Performance Excused. Landlord and Tenant shall each be excused for the period of any Excusable Delay from, and shall not be deemed in default with respect to, the performance of any of the terms, covenants and conditions of this Lease to be performed by such party, other than the payment of base rent and additional rent by Tenant except as is otherwise expressly provided for herein, when prevented from doing so by Excusable Delays; provided, however, that nothing contained in this paragraph shall excuse a party's performance or prohibit the other party from exercising any remedy in any circumstance in which any other provision of this Lease expressly provides that such party is not excused or that such remedy may be exercised notwithstanding or without regard to the existence of all or certain Excusable Delays.

                                   ARTICLE 32

                   COMPLIANCE WITH DECLARATION OF CONDOMINIUM

         32.01 In addition to and without in any way limiting any of the other provisions of this Lease, Tenant shall comply with the provisions of the Declaration as such Declaration pertains to the Leased Premises, except that Landlord shall be responsible for payment of any annual and special assessments imposed under the Declaration.

                                   ARTICLE 33

                            MISCELLANEOUS PROVISIONS

         A. Whenever the singular number is used in this Lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, limited liability company, partnership, firm or association. If there be more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

         B. The headings or titles to paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.

         C. This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by agreement in writing signed by all parties to this Lease.

         D. Time is of the essence of each term and provision of this Lease.

         E. Except as otherwise expressly stated, each payment required to be made by Tenant shall be in addition to and not in substitution for other payments to be made by Tenant.

         F. Subject to Article 19, the terms and provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

         G. Except as otherwise expressly provided herein, all covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent.

         H. Where the consent, approval or acceptance of a party is required, the party agrees that such consent, approval or acceptance shall not be unreasonably withheld or unreasonably delayed; except that Landlord may withhold any consent or approval pursuant to Paragraphs 5.01, 9.01 and 19.01 in its sole and absolute discretion.

         I. This Lease shall create the relationship of Landlord and Tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and/or sale and not assignable by Tenant except as provided in Paragraph 19.01 hereof.

         J. Tenant acknowledges and agrees that Landlord shall not provide guards or other security protection for the Leased Premises and that any and all security protection shall be the sole responsibility of Tenant.

         K.       This Lease shall be governed by Georgia law.

         L. Tenant shall not permit cars, trucks and other vehicles to be parked in the Outside Common Areas except in the ordinary course of business, e.g. no storage of inoperable vehicles shall be permitted. Tenants shall abide by these rules and regulations attached as Exhibit "E" hereto and made a part hereof. Tenant shall abide by such rules and regulations as Landlord may establish, change, alter or amend in Landlord's sole discretion provided such rules and regulations are reasonable, non-discriminatory and apply uniformly to the Park.

         M. Landlord's liability for performance of its obligations, including but not limited to any indemnification under the terms of this Lease shall be limited to its interest in the Leased Premises, and neither Landlord, nor any officer, director, shareholder, member or partner of Landlord, shall have any personal liability whatsoever with respect to this Lease. In the event of any sale, conveyance, transfer or assignment by Landlord of its interest in and to the Premises, and provided that Landlord's successor-in-title (or any subsequent successor-in-title) in and to the Premises has assumed the obligations of Landlord under this Lease, all obligations under this Lease of the party selling, conveying, transferring, assigning or otherwise disposing shall cease and terminate and, provided such assumption has occurred, Tenant releases said party from same and Tenant shall thereafter look only and solely to the party to whom or which the Premises were sold, conveyed, transferred, assigned or otherwise disposed of for performance of all Landlord's duties and obligation under this lease.

                  N. All parties acknowledge that Landlord is part owner of Suwanee Realty Residential, Inc.

         IN WITNESS WHEREOF, the parties hereto who are individuals have set their hands and seals, and the parties who are corporations, limited liability companies or other entities have caused this instrument to be duly executed by its proper offices and its corporate or other entity seal to be affixed, as of the day and year first above written.


                                      LANDLORD:


                                      BLAZER RIDGE, INC., a Georgia corporation

                                      By:
                                          -------------------------------------

                                                         , its President
                                      ------------------      -----------------


                                      LANDLORD'S BROKER:

                                      SUWANEE REALTY RESIDENTIAL, INC.


                                          -------------------------------------
                                          Broker or Broker's Affiliated Licensee


As to Landlord, signed, sealed
And delivered in the presence of:


-------------------------------------
    Witness


                                      TENANT:

                                      SOUTHERNBANK, N.A. (under organization)

                                      By:
                                          --------------------------------------

                                      Title: President
                                             -----------------------------------


As to Landlord, signed, sealed
And delivered in the presence of:


    ---------------------------------
    Unofficial Witness


                                                    [CORPORATE SEAL]

                          AMENDMENTS TO LEASE AGREEMENT

                                  AMENDMENT #1

                             LEASE PAYMENT SCHEDULE

         (a) Upon the signing of this Lease, Tenant will pay to Landlord a Security Deposit an amount equal to one month of the "Base Lease" of the first lease year. This Security Deposit will be returned to Tenant within thirty days of the expiration and/or termination date of this Lease provided Tenant is not then and has not been in default hereunder and Tenant has paid all rent on or before the due date throughout the term of this Lease and the Leased Premises have been left in satisfactory condition normal wear and use excluded and all keys returned to Landlord.

         (b) Tenant will pay to Landlord the first month of the "Base Lease" of the first year an amount that equals TWO THOUSAND FIVE HUNDRED EIGHTY-NINE AND 79/100 U.S. DOLLARS ($2,589.79) on May 1, 2000.

         (c) Tenant will pay to Landlord the remaining balance of the "Base Lease" of the first year an amount that equals TWENTY EIGHT THOUSAND FOUR HUNDRED EIGHTY-SEVEN AND 71/100 U.S. DOLLARS ($28,487.71) on June 1, 2000.

         (d) Tenant will pay to Landlord the remaining term and exercised options of this Lease on a monthly basis in accordance to Paragraph
2.02 and Article 3.

         (e) Tenant agrees to reimburse Landlord for any and all costs agreed to by both Tenant and Landlord for upgrades and/or extras in materials, labor and construction costs beyond the standard build-out provided by Landlord. Landlord will provide an itemized list and costs to Tenant for reimbursement. Tenant will pay this reimbursement to Landlord upon completion of build-out and before occupancy.

                                 AMENDMENT #2

                     FEDERAL DEPOSIT INSURANCE CORPORATION
                              REQUIRED AMENDMENT

         (a) Notwithstanding any other provisions contained in this lease, in the event (a) Lessee (Tenant) or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under the Lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Lessor (Landlord) may, in either such event terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor (Landlord) for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.



TENANT:                                             LANDLORD:


SOUTHERNBANK, N.A. (under organization)             BLAZER RIDGE, INC

By:                                                 By:
   ------------------------------------                ------------------------

                                   EXHIBIT A

                          [LEGAL DESCRIPTION OF LAND]

                                   EXHIBIT B

                      [PROJECT PLANS AND SPECIFICATIONS]

                                  EXHIBIT "C"

                             RULES AND REGULATIONS

         1. The sidewalks, entries, passages, corridors, stairways and elevators, if any, shall not be obstructed by Tenants, their employees or agents, or used by them for purposes other than ingress and egress to and from their respective suites other than, in Tenant's initial move in.

         2. The Tenant shall not (without Landlord's written consent) install or operate any fans, electric heaters, or stoves upon the Leased Premises (except that standard microwave ovens are permitted), or carry on any mechanical business thereon, or do any cooking thereon, or use or allow to be used upon the Leased Premises, oil, burning fluids, kerosene, gasoline or kerosene for heating, warming or light. No article deemed hazardous on account of fire and no explosives shall be brought into the Leased Premises. No offensive gases or liquids will be permitted within the Leased Premises.

         3. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Leased Premises unless of such color, size and style and in such places as shall first be designated by Landlord; there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Leased Premises. Tenant suite identification on or adjacent to entry doors will conform to standards established by Landlord and must be installed by Landlord at Tenants expense. Landlord shall have the right to remove all other signs, without notice to Tenant at the expense of Tenant. No awnings or other projections shall be attached to the outside walls of the Leased Premises.

         4. No person shall disturb the occupants of the Park by the use of any musical instruments, radios, televisions, phonographs, tape players, etc., the making of unreasonable noises, odors, vibrations or any other unreasonable use of the Leased Premises. No dogs or other animals or pets of any kind will be allowed in the Leased Premises, except for those animals used to assist persons with disabilities. Landlord shall be notified in advance, and in writing, if any such animals will be used on a regular basis.

         5. No portion of the Leased Premises shall be occupied or used as sleeping or lodging quarters at any time.

         6. Tenant shall not employ any person other than janitors who are expressly approved in writing by Landlord (who will be provided with pass-keys into the Leased Premises) for the purpose of cleaning or taking charge of the Leased Premises.

         7. Landlord reserves the right to exclude or expel from the Leased Premises any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Leased Premises.


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